                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant    [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                 Odwalla, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Odwalla, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

    [ ]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
    [ ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)   Title of each class of securities to which transaction applies:
          -----------------------------------------------------------------------------------
    (2)   Aggregate number of securities to which transaction applies:
          -----------------------------------------------------------------------------------
    (3)   Per unit price or other underlying value of transaction computed pursuant to
          Exchange Act Rule 0-11:
          -----------------------------------------------------------------------------------
    (4)   Proposed maximum aggregate value of transaction:
          -----------------------------------------------------------------------------------
    [ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule
          0-11(a)(2) and

           identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount previously paid:
          $
          -----------------------------------------------------------------------------------
    (2)   Form, schedule or registration statement no.:
          Final Proxy
          -----------------------------------------------------------------------------------
    (3)   Filing party:
          Odwalla, Inc.
          -----------------------------------------------------------------------------------
    (4)   Date filed:
          March 24, 1997
          -----------------------------------------------------------------------------------

                                [Odwalla Logo]


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Odwalla, Inc. (the "Company") which will be held on April 16, 1997, at 10:30 a.m., at Mel Mello Center for the Arts, 1167 Main Street, Half Moon Bay, California 94019.

     At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect five (5) directors of the Company; (ii) to approve the implementation of the Company's 1997 Stock Incentive Plan; (iii) to approve an amendment to the Company's Amended and Restated Bylaws increasing the allowable range of the authorized number of directors from not less than five
(5) nor more than seven (7) to not less than five (5) nor more than nine (9), with the exact number of directors to be initially fixed at five (5) and (iv) to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending August 31, 1997.

     The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope by no later than April 15, 1997. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 1996 Annual Report has been mailed concurrently herewith to all shareholders entitled to notice of and to vote at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                Sincerely yours,



D. STEPHEN C. WILLIAMSON                      GREG A. STELTENPOHL
Chief Executive Officer                       Chairman of the Board


Half Moon Bay, California
March 24, 1997

                                   IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                                 ODWALLA, INC.
                              120 STONE PINE ROAD
                        HALF MOON BAY, CALIFORNIA 95019

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 16, 1997

TO OUR SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Odwalla, Inc., a California corporation (the "Company"), to be held on April 16, 1997 at 10:30 a.m., local time, at Mel Mello Center for the Arts, 1167 Main Street, Half Moon Bay, California 94019, for the following purposes:

          1. To elect directors to serve for the ensuing year or until their respective successors are duly elected and qualified. The nominees are D. Stephen C. Williamson, Greg A. Steltenpohl, Lauren M. Doliva, Ph.D., Martin
     S. Gans and Kenneth H. Ausubel.

          2. To approve the implementation of the Company's 1997 Stock Incentive Plan.

          3. To approve an amendment to Section 19 of Article IV of the Company's Amended and Restated Bylaws to increase the allowable range of the authorized number of directors from not less than five (5) nor more than seven (7) to not less than five (5) nor more than nine (9), with the exact number of directors to be initially fixed at five (5).

          4. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending August 31, 1997.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

     Only shareholders of record at the close of business on February 20, 1997 are entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

     All shareholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       MARY CORRIGAN
                                       Secretary

Half Moon Bay, California
March 24, 1997

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                                PROXY STATEMENT

                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                 ODWALLA, INC.
                           TO BE HELD APRIL 16, 1997

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Odwalla, Inc., a California corporation (the "Company" or "Odwalla"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 16, 1997, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record on February 20, 1997 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 10:30 a.m. at Mel Mello Center for the Arts, 1167 Main Street, Half Moon Bay, California 94019.

     It is anticipated that this Proxy Statement and the enclosed proxy card will be first mailed to shareholders on or about March 24, 1997.

                                 VOTING RIGHTS

     The close of business on February 20, 1997 was the record date for shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had approximately 4,979,009 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, held by approximately 240 shareholders. Holders of Common Stock are entitled to one vote for each share of Common Stock so held. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

     If any shareholder is unable to attend the Annual Meeting, such shareholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors, (the "Board of Directors" or the "Board") and, when the proxy card is returned properly completed, it will be voted as directed by the shareholder on the proxy card. Shareholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR Proposals 1, 2, 3 and 4 and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

     An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company's transfer agent tabulates shareholder votes. Abstentions and broker non-votes each are included in determining the number of shares present and voting at the Annual Meeting for purposes of determining the presence or absence of a quorum, and each is tabulated separately. Abstentions are counted as negative votes, whereas broker non-votes are not counted for purposes of determining whether Proposals 1, 2, 3 or 4 presented to shareholders have been approved.

                            REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                            SOLICITATION OF PROXIES

     The Company will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

     THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED AUGUST 31, 1996, HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL SHAREHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     At the Annual Meeting, five directors (constituting the entire board) are to be elected to serve until the next Annual Meeting of Shareholders and until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the five nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. There are five nominees, all of whom are currently directors of the Company. All of the current directors were elected to the Board by the shareholders at the last annual meeting. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the nominees named below. The five candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than five nominees.

                                    NOMINEES

     Set forth below is information regarding the nominees to the Board of Directors.

                                                                                          FIRST ELECTED
NAME                                         POSITION(S) WITH THE COMPANY         AGE       DIRECTOR
-------------------------------------    -------------------------------------    ---     -------------
Greg A. Steltenpohl..................    Chairman of the Board                    42           1985
D. Stephen C. Williamson.............    Chief Executive Officer   and            38           1995
                                         Director
Lauren M. Doliva, Ph.D(1)(2).........    Director                                 48           1994
Martin S. Gans(1)(2).................    Director                                 54           1992
Kenneth H. Ausubel...................    Director                                 45           1995

---------------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee

           BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS

     GREG A. STELTENPOHL , the founder of the Company, has served as Chairman of the Board since June 1996. Prior to that date, Mr. Steltenpohl served as Co-Chairman of the Board and Co-Chief Executive Officer from January 1995 to June 1996. From the Company's incorporation in December 1985 until January 1995, Mr. Steltenpohl served as Chairman of the Board and Chief Executive Officer. In addition, Mr. Steltenpohl served as the Company's President from November 1985 until May 1992. Mr. Steltenpohl holds a B.S. in environmental sciences from Stanford University.

     D. STEPHEN C. WILLIAMSON has served as Chief Executive Officer since June 1996. Prior to that time, Mr. Williamson served as Co-Chairman of the Board and Co-Chief Executive Officer from January 1995 to June 1996 and as Chief Financial Officer of the Company from March 1991 to August 1996. Mr. Williamson also served as the Company's President from May 1992 until January 1995. From 1988 to March 1991, Mr. Williamson was a general partner of Ellistan Partners, a private investment firm. Prior to that, Mr. Williamson worked as an analyst and an associate at First Boston Corp. Mr. Williamson holds a B.A. in history from the University of California at Berkeley. He is also a director of Avenal Land & Oil Company, a private investment company.

     LAUREN M. DOLIVA, PH.D. has been a director of the Company since December 1994. Dr. Doliva is a partner and director of Heidrick & Struggles, an executive search consulting firm. She has been a consultant with Heidrick & Struggles since 1984 and was promoted to partner in 1985 and to director in 1986. From 1981 to 1984, Dr. Doliva served as Assistant to the President of LucasFilm, Ltd. Dr. Doliva holds a Ph.D. in counseling psychology from the University of California, Berkeley, an M.A. in teaching from Harvard University and a B.A. in history from the University of California, Los Angeles.

     MARTIN S. GANS has been a director of the Company since December 1992. Mr. Gans served as Executive Vice President and Chief Financial Officer of Sun World International, Inc. from 1978 until 1987, and he was a partner at Touche Ross & Co., an accounting firm, from 1972 until 1978. Mr. Gans is a certified public accountant and holds a B.B.A. from the University of Miami and an M.B.A. from Northwestern University. Mr. Gans is also a director of Best Collateral, Inc., a publicly-traded company. In addition, Mr. Gans is a director of a number of private companies, including International Storage Management, N.V. and LSL Biotechnologies, Inc.

     KENNETH H. AUSUBEL has been a director of the Company since January 1995. Mr. Ausubel has been Director of New Business Development for Nutraceutix, Inc., a nutraceutical products company, since November 1994. From April 1989 to March 1994, Mr. Ausubel served as Chief Executive Officer of Seeds of Change, Inc., an organic seed company that Mr. Ausubel co-founded. Mr. Ausubel holds a B.A. in psychology from Columbia University.

                         BOARD MEETINGS AND COMMITTEES

     The Board of Directors held six (6) meetings during fiscal 1996. All members of the Board of Directors during fiscal 1996 attended more than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year. Two (2) directors attended more than seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which such directors served. There are no family relationships among executive officers or directors of the Company. The Board of Directors has an Audit Committee and a Compensation Committee.

     The Audit Committee of the Board of Directors held one (1) meeting during fiscal 1996. The Audit Committee, which is currently comprised of Directors Doliva and Gans, recommends engagement of the Company's independent accountants, approves services performed by such accountants and reviews and evaluates the Company's accounting system and its system of internal controls.

     The Compensation Committee of the Board of Directors held one (1) meeting during fiscal 1996. The Compensation Committee, which is comprised of Directors Doliva and Gans, has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock option plans.

                             DIRECTOR COMPENSATION

     Since August 1995, the Company's non-employee directors are entitled to receive $1,000 per Board meeting they attend, in addition to reimbursement for certain expenses incurred connection with attendance at Board and committee meetings. Prior to August 1995, non-employee directors did not receive any cash compensation for service on the Board, other than expense reimbursement.

     Each non-employee director also receives option grants under the Company's 1994 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Under the Plan, each non-employee director is automatically granted a nonstatutory option to purchase 7,500 shares of Common Stock upon the date of his or her election to the Board. The aggregate number of shares of Common Stock authorized for issuance pursuant to options granted under the Directors' Plan is 75,000. The exercise price of options granted under the Directors' Plan must be equal to 100% of the fair market value of the Common Stock subject to the option on the date of the grant. In January 1995, upon shareholder approval of the Directors' Plan, each non-employee director received an option to purchase 7,500 shares of Common Stock. As of February 20, 1997, 1,875 shares had been issued upon exercise of such options and 52,500 shares remained available for future grants under the Directors' Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF ALL OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS.

                                PROPOSAL NO. 2:

          APPROVAL OF IMPLEMENTATION OF THE 1997 STOCK INCENTIVE PLAN

     The Company's shareholders are being asked to approve the implementation of the 1997 Stock Incentive Plan (the "1997 Plan") as the successor to the Company's existing 1993 Stock Option Plan (the "1993 Plan") and the Company's 1994 Non-Employee Directors' Stock Option Plan (the "Directors Plan," and together with the 1993 Plan, the "Predecessor Plans"). The 1997 Plan will become effective immediately upon such shareholder approval, and all outstanding options under the Predecessor Plans will be transferred to the 1997 Plan at that time. The Predecessor Plans will terminate, and no further option grants or share issuances will be made under the Predecessor Plans. However, all outstanding options under the Predecessor Plans will continue to be governed by the terms and conditions of the existing option agreements for those grants.

     As of March 5, 1997, options for 1,064,660 shares of Common Stock were outstanding under the 1993 Plan, and 60,690 shares of Common Stock remained available for future option grants. As of March 5, 1997, options for 20,625 shares of Common Stock were outstanding under the Directors Plan, and 52,500 shares of Common Stock remained available for future option grants. The combined existing 113,190 share reserve under the Predecessor Plans will be transferred to the 1997 Plan along with all outstanding options under the Predecessor Plans and, with an additional increase of 450,000 shares shall serve as the initial Common Stock reserve available for issuance under the 1997 Plan.

     The 1997 Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company's long-term growth and financial success. Accordingly, officers and other key employees, non-employee Board members, consultants and other advisors in the service of the Company or any subsidiary corporation will have the opportunity to acquire a meaningful equity interest through their participation in the 1997 Plan.

     The following is a summary of the principal features of the 1997 Plan. A copy of the proposed 1997 Plan will be furnished by the Company to any shareholder upon written request to the Corporate Secretary located in Half Moon Bay, California.

DESCRIPTION OF THE 1997 PLAN

     Structure. The 1997 Plan will consist of three (3) separate equity incentive programs: (i) a Discretionary Option Grant Program under which eligible individuals in the Company's employ or service may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, (ii) a Stock Issuance Program under which such individuals may, in the Plan Administrator's discretion, be issued shares of Common Stock directly and
(iii) an Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants to purchase shares of Common Stock at designated intervals over their period of Board service. The principal features of each program are described below.

     Administration. The Compensation Committee of the Board (the "Committee") will serve as the initial Plan Administrator with respect to the Discretionary Option Grant Program and the Stock Issuance Program. However, one or more additional Board committees may be appointed to administer those programs with respect to certain designated classes of individuals in the Company's service. The term "Plan Administrator" as used in this summary will mean the Compensation Committee and any other appointed committee acting within the scope of its administrative authority under the 1997 Plan. Administration of the Automatic Option Grant Program will be self-executing in accordance with the express provisions of that program, and no Plan Administrator will exercise any discretion with respect to such program.

     Eligibility. Officers and employees, non-employee Board members, and independent consultants and advisors in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program. Only non-employee Board members will be eligible to participate in the Automatic Option Grant Program.

     As of March 5, 1997, four (4) executive officers, approximately 525 other employees and three (3) non-employee Board members were eligible to participate in one or more of the programs under the 1997 Plan.

     Share Reserve. The maximum number of shares of Common Stock reserved for issuance under the 1997 Plan is 1,648,475. Such reserve is comprised of (i) 1,198,475 shares transferred from the Predecessor Plans (which includes 1,085,285 subject to outstanding options) and (ii) an additional increase of 450,000 shares. The shares issuable under the 1997 Plan may be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 1997 Plan (including options transferred from the Predecessor Plans) which expire or terminate prior to exercise and any unvested shares reacquired by the Company pursuant to its repurchase rights under the 1997 Plan will be available for subsequent issuance.

     No one participant in the 1997 Plan may receive stock option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 300,000 shares of Common Stock in the aggregate per calendar year.

     Valuation. For purposes of establishing the option price and for all other valuation purposes under the 1997 Plan, the fair market value per share of Common Stock on any relevant date under the 1997 Plan will be the closing selling price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market. The closing selling price of the Common Stock on March 5, 1997, was $10.25 per share.

DISCRETIONARY OPTION GRANT PROGRAM

     The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted non-statutory option will have an exercise price per share not less than eighty-five percent (85%) of the fair market value per share of Common Stock on the option grant date, and no granted non-statutory option will have a term in excess of ten (10) years. Each granted incentive stock option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted incentive stock option will have a term in excess of ten (10) years. The shares subject to each option will generally vest in a series of installments over a specified period of service measured from the grant date.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding.

     Stock Appreciation Rights. Two types of stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program: (i) tandem rights, which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for an appreciation distribution and (ii) limited rights, which would become exercisable upon the occurrence of a hostile take-over.

     The appreciation distribution payable by the Company upon the exercise of a tandem stock appreciation right will be equal in amount to the excess of (i) the fair market value (on the exercise date) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the Plan Administrator's discretion, be made in cash or in shares of Common Stock valued at fair market value on the exercise date.

     One or more officers or directors of the Company subject to the short-swing profit restrictions of the Federal securities laws may, at the discretion of the Plan Administrator, be granted limited stock appreciation rights in connection with their option grants under the Discretionary Option Grant Program. Each option with such a limited stock appreciation right may be surrendered to the Company, to the extent such option is exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of the total combined voting power of the Company's outstanding securities. In return, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the greater of (a) the fair market value per share of Common Stock on the date the option is surrendered to the Company in connection with a hostile tender offer or (b) the highest price per share of Common Stock paid in the tender offer over (ii) the option exercise price per share. However, in the case of an incentive stock option surrendered in connection with a hostile tender offer, the optionees will be entitled to a cash distribution from the Company in an amount per surrendered option share not to exceed the excess of (i) the fair market value per share of Common Stock on the date the option is surrendered to the Company in connection with a hostile tender offer or (ii) the option exercise price per share.

     Shares subject to stock appreciation rights exercised under the 1997 Plan will not be available for subsequent issuance.

STOCK ISSUANCE PROGRAM

     Shares may be issued under the stock issuance program directly, without any intervening stock option grant, in accordance with the following terms and conditions.

     The purchase price per share will not be less than 85% of the fair market value per share of Common Stock on the date the Committee authorizes the issuance. The issue price for the purchased shares may be paid cash, in shares of Common Stock valued at fair market value on the date of issuance, or by promissory note payable to the Company's order. The promissory note may, at the discretion of the Committee, be subject to cancellation over the participant's period of service. Shares may also be issued as a bonus for past services, without any cash or other payment required of the participant.

     The interest of a participant in the Common Stock issued under the Plan may be fully and immediately vested upon issuance or may vest in one or more installments over the participant's service, as determined by the Committee. The elements of the vesting schedule, including the effect disability or death is to have upon vesting, are to be determined by the Committee at the time of issuance.

     The participant may not sell or transfer any unvested shares of Common Stock, other than permitted transfers by gift to certain family members or family trusts. Except for such transfer restrictions, the participant will have all the rights of a stockholder with respect to the unvested shares. Accordingly, the participant will have the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares.

     In the event the participant should, while his or her interest in the Common Stock remains unvested, (i) attempt to transfer (other than by permissible gift) any unvested Common Stock or (ii) cease service with the Company, then the Company will have the right to repurchase from such individual, at the purchase price originally paid for such shares, the shares in which he or she has not acquired a vested interest, and such individual will cease to have any stockholder rights with respect to such repurchased shares.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member at or after the 1997 Annual Meeting, whether through election by the shareholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 5,000 shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, on the date of each Annual Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, will automatically be granted at that meeting a non-statutory option to purchase 3,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 3,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be fully eligible for one or more 3,000-share option grants.

     Each option granted under the Automatic Option Grant Program will be subject to the following terms and conditions:

          -- The exercise price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date.

          -- Each option will have a maximum term equal to the lesser of (i) ten
     (10) years measured from the grant date or (ii) twelve (12) months following termination of Board service.

          -- Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares.

          -- The shares subject to each initial 5,000 share grant will vest in four successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service, measured from the automatic grant date. The shares subject to each annual 3,000 share grant will vest upon the optionee's completion of one (1) year of Board service, measured from the automatic grant date.

          -- The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale; (ii) the successful completion of a hostile tender offer for more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities; or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership.

          -- Upon the successful completion of a hostile tender offer for securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the greater (a) the fair market value per share of Common Stock on the date the option is surrendered to the Company in connection with a hostile tender offer or (b) the highest price per share of Common Stock paid in such hostile tender offer over (ii) the exercise price payable per share.

GENERAL PROVISIONS

     Vesting Acceleration. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares issued under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent that option is assumed or replaced by, or the Company's repurchase rights with respect to the unvested shares are assigned to, the successor corporation. Any options assumed in connection with such acquisition may, the Plan

Administrator's discretion, be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the individual's service with the Company or the acquiring entity is subsequently terminated within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options which will become fully exercisable for all the option shares, and issue unvested shares that will become fully vested, should the individual's service be terminated within a designated period following a hostile change in control of the Company (whether by successful tender offer for more than 50% of the total combined voting power of the Company's outstanding securities or by proxy contest for the election of Board members). Each option outstanding under the Automatic Option Grant Program will automatically vest in full in the event of an acquisition of the Company by merger or asset sale or a hostile change in control of the Company.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Financial Assistance. The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1997 Plan through full-recourse interest-bearing promissory notes. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

     Changes in Capitalization. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1997 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1997 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

     Each outstanding option which is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the 1997 Plan on both an aggregate and a per-participant basis.

  Special Tax Election

     The Plan Administrator may, in its discretion, provide one or more holders of outstanding non-statutory options under the Discretionary Option Grant Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals in satisfaction of the income and employment tax liability incurred by them in connection with the exercise of those options. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of Common Stock in satisfaction of such tax liability.

     Amendment and Termination. The Board may amend or modify the 1997 Plan in any or all respects whatsoever. However, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

     Unless sooner terminated by the Board, the 1997 Plan will in all events terminate on March 5, 2007. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

  Predecessor Plans

     All outstanding options under the Predecessor Plans which are transferred to the 1997 Plan will continue to be governed solely by the terms of the documents evidencing such options, and no provision of the 1997 Plan will affect or otherwise modify the rights or obligations of the holders of those transferred options with respect to their acquisition of shares of Common Stock. However, the Plan Administrator will have complete discretion to extend one or more provisions of the 1997 Plan to the transferred options to the extent those options do not otherwise contain such provisions.

OPTION GRANTS

     For each of the executive officers named in the Summary Compensation Table and the various indicated groups, the table below shows (i) the number of shares of Common Stock subject to options granted under the 1993 Plan during the period from the May 6, 1993 effective date of the 1993 Plan through March 5, 1997 and
(ii) the weighted average exercise price payable per share under such options.

                                                                                   WEIGHTED AVERAGE
                                                                                    EXERCISE PRICE
                                                                   NUMBER OF              OF
                       NAME AND POSITION                         OPTION SHARES     GRANTED OPTIONS
---------------------------------------------------------------  -------------     ----------------
D. Stephen C. Williamson(1)....................................     175,000             $ 8.81
  Chief Executive Officer
Greg A. Steltenpohl(1).........................................     160,000             $ 8,83
  Chairman of the Board
Michael S. Young...............................................      80,000             $ 8.44
  Senior Vice President, MIS/Operations and Chief Operating
  Officer
James R. Steichen..............................................      25,000             $10.25
  Chief Financial Officer
All current executive officers as a group (4 persons)..........     440,000             $ 8.83
All current directors (other than executive officers) as a
  group (3 persons) under 1993 Plan............................      52,500             $10.25
All non-employee directors under Directors Plan (3 persons)....      22,500             $ 7.83
All employees, including current officers who are not executive
  officers, as a group (555 persons)...........................     509,231             $ 8.57

---------------
(1) Mr. Williamson and Mr. Steltenpohl served as Co-Chairmen of the Board and Co-Chief Executive Officers from January 1995 to June 1996.

     The option grants listed in the foregoing table include 207,506 shares of stock subject to options granted on March 5, 1997 at a price of $10.25 per share (except for the options granted to Messrs. Williamson and Steltenpohl, which were priced at $11.28, 110% of fair market value). These option grants replace options granted on May 3, 1996 at a price of $20.25 (except for Messrs. Williamson's and Steltenpohl's grants, which were priced at $22.28 per share, 110% of fair market value), which options have been cancelled. The new options will vest in sixty (60) equal monthly installments, with the first installment to vest on April 1, 1997. The foregoing table also includes option grants made on March 5, 1997 under the 1993 Plan of (i) 17,500 shares to each of the three non-employee directors at a price of $10.25 per share and (ii) 50,000 shares to Messrs. Williamson and Steltenpohl at a price of $11.28 per share (110% of fair market value).

NEW PLAN BENEFITS

     No option grants will be made under the 1997 Plan prior to shareholder approval of the 1997 Plan at the 1997 Annual Meeting.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE OPTION PLAN

     Options granted under the 1997 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHT

     No taxable income is recognized upon the receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized.

DIRECT STOCK ISSUANCE

     The tax principles applicable to direct stock issuances under the 1997 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of grant or issuance will generally not result in any charge to the Company's earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options is a factor used in determining the Company's earnings per share.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1997 Annual Meeting is required for approval of the 1997 Plan. If such approval is obtained, then the 1997 Plan will become effective immediately. Should such stockholder approval not be obtained, then the 1997 Plan will not be implemented, and the Predecessor Plans will remain in effect, and options will continue to be granted under the Predecessor Plans until the existing reserves of Common Stock available for issuance under the Predecessor Plans have been issued.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE OPTION PLAN.

                                PROPOSAL NO. 3:

                        APPROVAL OF AMENDMENT TO BYLAWS
              TO INCREASE MINIMUM AND MAXIMUM NUMBER OF DIRECTORS

GENERAL

     Section 19 of Article IV of the Company's Amended and Restated Bylaws (the "Bylaws") currently provides that the authorized number of directors shall be a minimum of five and a maximum of seven. The Board of Directors has adopted, subject to shareholder approval, an amendment to the Bylaws that would increase the allowable range of the authorized number of directors from not less than five (5) nor more than seven (7) to not less than five (5) nor more than nine
(9), with the exact number of directors to be initially fixed at five (5) until changed within the new limits by the Company's shareholders or the Board of Directors.

     The Board of Directors believes that this proposed Bylaw amendment will enable the Board to take timely advantage of the availability of well-qualified candidates for appointment to the Board, in particular, candidates from outside the Company whose skills and experience will benefit the Company. Accordingly, it is proposed that Section 19 of Article IV of the Bylaws of the Company be amended to read as follows:

     "Section 19. Number of Directors. The authorized number of directors of the Corporation shall be not less than a minimum of five (5) nor more than a maximum of nine (9), the exact number of directors to be fixed from time to time within such range by a duly adopted resolution of the Board of Directors or shareholders."

SHAREHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for approval of the amendment of Section 19 of Article IV to the Bylaws.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S BYLAWS.

                                PROPOSAL NO. 4:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company is asking the shareholders to ratify the selection of Price Waterhouse LLP ("Price Waterhouse") as the Company's independent public accountants for the fiscal year ending August 31, 1997. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Price Waterhouse.

     In the event the shareholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its shareholders.

     On June 19, 1996, the Company's Board of Directors, upon recommendation of its Audit Committee, dismissed BDO Seidman LLP ("BDO Seidman") as the Company's principal independent accountant engaged to audit the Company's financial statements.

     The independent auditor's report of BDO Seidman on the consolidated financial statements of the Company for the three years ended August 31, 1995, dated October 12, 1995, included in the Form 10-KSB for the fiscal year ended August 31, 1995, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

     In connection with the Company's audits for the fiscal years ended August 31, 1994 and 1995, and in the subsequent interim period prior to BDO Seidman's dismissal on June 19, 1996, there were (i) no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with their report and (ii) no "reportable events" as described in
Item 304(a)(1)(v) of Regulation S-K.

     The Company has furnished a copy of the disclosure contained in this section to BDO Seidman requesting such firm to respond as to whether it agrees with the information set forth herein relating to such firm. BDO Seidman has responded that it agrees with the statements made herein with respect to such firm and has agreed, as required by Item 304 of Regulation S-K, to furnish to the Company a letter addressed to the Securities and Exchange Commission to that effect.

     On June 19, 1996, the Company's Board of Directors, upon recommendation of its Audit Committee, approved the appointment of Price Waterhouse as principal independent accountant to audit the Company's financial statements for the fiscal year ending August 31, 1996, in place of BDO Seidman.

     During the two most recent fiscal years and through June 19, 1996, the Company has not consulted with Price Waterhouse regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements and either a written report was provided to the Company or oral advice was provided that Price Waterhouse concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing of financial reporting issue; or (2) any matter that was either the subject of a "disagreement" or a "reportable event" (as such terms are defined in Item 304(a)(1) of Regulation S-K).

     A representative of Price Waterhouse is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending August 31, 1997.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 9, 1996 by (i) each director and
(ii) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                         BENEFICIAL OWNERSHIP(1)
                                                                         ------------------------
                                                                         NUMBER OF     PERCENT OF
                           BENEFICIAL OWNER                                SHARES       TOTAL(2)
-----------------------------------------------------------------------  ----------    ----------
D. Stephen C. Williamson(3)............................................     681,563      13.48%
  c/o Odwalla, Inc.
  120 Stone Pine Road
  Half Moon Bay, CA 94019
Greg A. Steltenpohl(4).................................................     647,736      12.85%
  c/o Odwalla, Inc.
  120 Stone Pine Road
  Half Moon Bay, CA 94019
Kenneth H. Ausubel(5)..................................................       1,350       *
Lauren M. Doliva.......................................................       3,000       *
Martin S. Gans.........................................................      41,658       *
Directors and executive officers as a group (9 persons)(8).............   1,427,967      27.58%
                                                                         ----------    ----------

---------------
  * Less than one percent

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Percentage of ownership is based on 4,972,355 shares of Common Stock outstanding on December 9, 1996, adjusted as required by rules promulgated by the SEC.

(3) Includes 41,250 shares of Common Stock held by Alexandra Bowes, Mr. Williamson's wife, and 197,939 shares held by Willy Juice Partners, a limited partnership of which Mr. Williamson is the general partner. Mr. Williamson disclaims beneficial ownership of shares held by Willy Juice Partners, except to the extent of his pecuniary interest therein. Also includes 81,917 shares of Common Stock subject to options exercisable within 60 days of December 9, 1996.

(4) Includes 232,785 shares of Common Stock held by Bonnie Bassett Steltenpohl, Mr. Steltenpohl's wife, and 11,539 shares held by the Estate of Benita Johnson, of which Mr. Steltenpohl is the executor. Also includes 66,917 shares of Common Stock subject to options exercisable within 60 days of December 9, 1996.

(5) Also includes 1,125 shares of Common Stock subject to options exercisable within 60 days of December 9, 1996.

(6) Also includes 3,000 shares of Common Stock subject to options exercisable within 60 days of December 9, 1996.

(7) Also includes 3,000 shares of Common Stock subject to options exercisable within 60 days of December 9, 1996.

(8) Includes the following shares of Common Stock subject to options exercisable within 60 days of December 9, 1996: Mr. Ballentine, 2,125 shares; Mr. Casotti, 3,667 shares; Mr. Steichen, 7,083 shares; Mr. Young, 35,667 shares.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following Summary Compensation Table sets forth the compensation earned, by the Company's current Chief Executive Officer and former Co-Chief Executive Officer and the four other most highly compensated executive officers for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended August 31, 1994, 1995 and 1996. The listed individuals shall be hereinafter referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                      ------------
                                          ANNUAL COMPENSATION          SECURITIES
                                      ---------------------------      UNDERLYING         ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR     SALARY($)    BONUS     OPTIONS(#)(1)    COMPENSATION(2)
------------------------------------  -----    --------     -----     ------------     ---------------
D. Stephen C. Williamson(3).........   1996    $125,481      $--          20,000            $  --
  Chief Executive Officer              1995    $125,000      $--              --            $  --
                                       1994    $ 78,954      $--         105,000(4)         $  --
Greg A. Steltenpohl(5)..............   1996    $125,481      $--          20,000            $  --
  Chairman of the Board                1995    $125,000      $--              --            $  --
                                       1994    $100,794      $--          90,000(6)         $  --
Michael S. Young....................   1996    $125,481      $--          20,000            $ 928
  Senior Vice President,               1995    $125,000      $--          60,000            $  --
  MIS/Operations and                   1994    $  7,212(7)   $--              --            $  --
  Chief Operating Officer
James R. Steichen...................   1996    $111,028(8)   $--          25,000            $  --
  Chief Financial Officer              1995    $     --      $--              --            $  --
                                       1994    $     --      $--              --            $  --

---------------
(1) The options listed in the table were granted under the Company's Stock Option Plan.

(2) Represents the Company's matching 401(k) plan contribution.

(3) Mr. Williamson served as Co-Chairman of the Board and Co-Chief Executive Officer with Mr. Steltenpohl from January 1995 to June 1996.

(4) Includes options to purchase 30,000 shares granted to Mr. Williamson during fiscal 1995 in consideration of a salary increase in fiscal 1994 that Mr. Williamson elected to completely forego. Such options have a five-year term, have an exercise price of $8.62 per share (110% of the fair market value of the Common Stock on the date of grant) and are fully vested as of the date of grant.

(5) Mr. Steltenpohl served as Co-Chairman of the Board and Co-Chief Executive Officer with Mr. Williamson from January 1995 to June 1996.

(6) Includes options to purchase 15,000 shares granted to Mr. Steltenpohl during fiscal 1995 in consideration of a salary increase in fiscal 1994 that Mr. Steltenpohl elected to partially forego. Such options have a five-year term, have an exercise price of $8.62 per share (110% of the fair market value of the Common Stock on the date of grant) and are fully vested as of the date of grant.

(7) Reflects salary paid to Mr. Young from July 1994 through August 1994, based on annual salary of $125,000.

(8) Reflects consulting fees of $70,163 paid to Mr. Steichen prior to May 1996 when he became Vice President, Finance. Mr. Steichen was appointed Chief Financial Officer effective September 1, 1996. Mr. Williamson was Chief Financial Officer during fiscal 1996.

STOCK OPTIONS

     The following table contains information concerning the stock option grants made to each of the Named Officers for the 1996 fiscal year. No stock appreciation rights were granted to those individuals during such year.

                                                                                               POTENTIAL
                                                                                              REALIZABLE
                                                         INDIVIDUAL GRANT                  VALUE AT ASSUMED
                                            -------------------------------------------     ANNUAL RATES OF
                               NUMBER OF      PERCENT OF                                      STOCK PRICE
                               SECURITIES    TOTAL OPTIONS                                   APPRECIATION
                               UNDERLYING       GRANTED         EXERCISE                  FOR OPTION TERM(3)
                                OPTIONS     TO EMPLOYEES IN      PRICE       EXPIRATION   -------------------
            NAME               GRANTED(1)     FISCAL YEAR     ($/SHARE)(2)      DATE         5%        10%
-----------------------------  ----------   ---------------   ------------   ----------   --------   --------
D. Stephen C. Williamson.....    20,000           7.38%          $22.28        9/2/00     $123,083    271,982
Greg A. Steltenpohl..........    20,000           7.38%          $22.28        9/2/00     $123,083    271,982
Michael S. Young.............    20,000           7.38%          $20.25        9/2/05     $254,702    645,466
James R. Steichen............    25,000           9.23%          $20.25        9/2/05     $318,378    806,832

---------------
(1) The options were granted under the Company's Stock Option Plan on May 3, 1996, with a vesting commencement date of September 1, 1995. The options granted to Messrs. Williamson and Steltenpohl have a maximum term of 5 years and the options granted to Messrs. Young and Steichen have a maximum term of 10 years, all measured from the vesting commencement date, subject to earlier termination upon the optionee's cessation of service with the Company. All options will vest as to 1/60th of the shares each month.

(2) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and state income and employment tax liability incurred by the optionee in connection with such exercise.

(3) There is no assurance provided to the option holder or any other holder of the Company's securities that the actual stock price appreciation over the five- or 10-year option term will be at the 5% and 10% assumed annual rates of compounded stock price appreciation.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information concerning option exercises and option holdings for the 1996 fiscal year by each of the Named Officers. No stock appreciation rights were exercised during such year or were outstanding at the end of the year.

                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                                        OPTIONS AT FY-END                 FY-END(2)
                                                   ---------------------------   ---------------------------
                      NAME                         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------------------------  -----------   -------------   -----------   -------------
D. Stephen C. Williamson.........................     74,000         51,000       $ 623,950      $ 342,125
Greg A. Steltenpohl..............................     59,000         51,000       $ 507,475      $ 342,125
Michael S. Young.................................     29,000         51,000       $ 213,625      $ 299,075
James R. Steichen................................      5,000         20,000       $      --      $      --

---------------
(1) Based on the fair market value of the purchased option shares at the time of exercise less the option exercise price paid for those shares.

(2) Based on the fair market value of the shares at the end of the 1996 fiscal year ($16.375 per share) less the option exercise price payable for those shares.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEMENTS

     None of the Company's executive officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. Pursuant to the express provisions of the Stock Option Plan, the outstanding options under the Plan held by the Chief Executive Officer and the Company's other executive officers will terminate if not assumed in connection with any acquisition of the Company by merger or asset sale.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors was formed on October 26, 1993 and is comprised of Ms. Doliva and Mr. Gans. Neither of these individuals was at any time during fiscal 1996, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors, subject to review by the full Board, is responsible for the establishment of remuneration arrangements for senior management and the administration of compensation and employee benefit plans. In addition, the Compensation Committee sets the base salary of the Company's executive officers, approves individual bonus programs for executive officers, and administers the Company's Stock Option Plan under which grants may be made to executive officers and other key employees. The following is a summary of policies of the committee that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in the Proxy Statement.

     GENERAL COMPENSATION POLICY. The objectives of the Company's executive compensation program are to motivate and retain current executives and to attract future ones. The Company's executive compensation program is designed to: (1) provide a direct and substantial link between Company performance and executive pay, (2) consider individual performance and accomplishments and compensate accordingly, and (3) determine the Company's position in the specialty beverage and food labor markets and be competitive in those labor markets. The Company's intent is to position its executive pay levels at the median of U.S. specialty beverage and food companies. To this end, the Company tracks executive pay levels against companies of similar size. The Committee also considers geographic location and companies that may compete with the Company in recruiting executive talent.

     FACTORS. The principal factors which the Compensation Committee considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in setting executive compensation for future years.

     BASE SALARY. The base salary for each officer is set on the basis of personal performance, the Compensation Committee's assessment of salary levels in effect for comparable positions with the Company's principal competitors, and internal comparability considerations. The weight given to each of these factors may vary from individual to individual, and the Compensation Committee did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

     LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through stock option grants. The grants are designed to align the interests of the executive officers with those of the shareholders, and to provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The stock option plan encourages long term retention and provides rewards to executives and other eligible employees commensurate with growth in shareholder value. It is the Committee's practice to grant options to purchase shares at the market price on the date of grant with a term of up to ten years. The options granted to the Company's executive officers during fiscal 1996 will vest from the date of grant in sixty equal monthly installments. Accordingly, the options will provide a return to the executive officer only if he remains in the Company's employ and the market price of the underlying shares of common stock appreciates.

     The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Committee also takes into account the number of unvested options held by the executive offer in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

     CEO COMPENSATION. The compensation payable to Mr. Williamson and Mr. Steltenpohl, the Company's Co-Chief Executive Officers and Co-Chairmen of the Board during most of the fiscal year 1996, was determined by the Compensation Committee. Their base salary was set at a level which the Board felt would be competitive with the base salary levels in effect for chief executive officers at similarly-sized companies within the industry. Based upon Messrs. Williamson's and Steltenpohl's individual performances, the Compensation Committee granted Messrs. Williamson and Steltenpohl options to purchase 20,000 shares each of the Company's common stock under the Stock Option Plan. The options have an exercise price of $22.28 per share, 110% of the fair market value per share of the Common Stock on the grant date, and are intended to maintain Messrs. Williamson's and Steltenpohl's option holdings in the Company at a competitive level with the holdings of similarly situated officers at similarly-sized companies within the industry. For the 1997 fiscal year, Mr. Williamson's compensation package was set by the Compensation Committee on the basis of the compensation policy summarized in this report.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The compensation paid to the Company's executive officers for the 1996 fiscal year did not exceed the $1 million limit per officer, and it is not expected the compensation to be to the Company's executive officers for the 1997 fiscal year will exceed that limit. In addition, the Company's Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the Stock Option Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation.

                                          Submitted by the Compensation
                                          Committee of the Company's Board of
                                          Directors:

                                          Lauren M. Doliva, Board and
                                          Compensation   Committee Member
                                          Martin S. Gans, Board and Compensation
                                            Committee Member

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common Stock of the Company with that of the Russell 2000 Index and the Nasdaq Stock Market -- U.S. Index. The comparison for each of the periods assumes that $100 was invested on December 16, 1993 (the date of the Company's initial public offering) in the Company's Common Stock, or on November 30, 1993 in an index, including reinvestment of dividends. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

        MEASUREMENT PERIOD                                 NASDAQ STOCK
      (FISCAL YEAR COVERED)            ODWALLA INC.          MARKETUS          RUSSELL 2000
12/16/93                                   100                 100                 100
AUG-94                                     125                 102                 104
AUG-95                                     300                 137                 125
AUG-96                                     273                 155                 139

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Performance Graph shall not be incorporated by reference into any such filings; nor shall such Report or graph be incorporated by reference into any future filings.

                              CERTAIN TRANSACTIONS

     Mr. Steltenpohl is a 50 percent owner of the Davenport property at which certain marketing offices and warehouse facilities of the Company are located (the "Davenport Property"). The Company leases the Davenport Property at a monthly rent of $9,320 pursuant to a lease that expires in July 1999 with respect to its office facilities and July 1998 for the warehouse facilities. The rent payable under this lease will be adjusted in August 1998 based on the percentage increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers for the San Francisco-Oakland-San Jose area. The Company believes that the rental terms of the Davenport Property lease are fair and reasonable and no less favorable than those that would be available to the Company in a transaction with an unaffiliated lessor.

     In December 1995, the Company's Board of Directors authorized the Company's employment of Nina Simons, who is the wife of Mr. Ausubel. Ms. Simons serves as the Company's Director of Strategic Marketing Initiatives. Her annual salary is $60,000 plus approximately $400 per month for home office facilities.

     In June 1996, the Company's Board of Directors authorized the Company to enter into a consulting arrangement with a consulting company solely owned by Mr. Ausubel. The contract was approved by a majority of disinterested directors and was entered into on standard industry terms. Payments to Mr. Ausubel under this arrangement were less than $60,000 in fiscal 1996.

     In April 1995, the Company's Board of Directors authorized the Company to enter into an executive search contract with Heidrick & Struggles, an executive search firm of which Dr. Doliva, a director of the Company, is a partner and Director. The contract was approved by a majority of disinterested directors and was entered into on standard industry terms. Payments to Heidrick & Struggles in fiscal 1996 totaled $74,000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended August 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that one monthly transaction report of both Mr. Ausubel and Mr. Ballentine were filed late.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's annual meeting of shareholders for the fiscal 1997 year must be received by August 31, 1997 in order to be included in the proxy statement and proxy relating to that meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          MARY CORRIGAN
                                          Secretary

March 24, 1997

                                 ODWALLA, INC.

                     1997 STOCK OPTION/STOCK ISSUANCE PLAN

                                  ARTICLE ONE

                               GENERAL PROVISIONS

I.  PURPOSE OF THE PLAN

     This 1997 Stock Option/Stock Issuance Plan is intended to promote the interests of Odwalla, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation. This Plan shall serve as the successor equity incentive program to the Corporation's 1993 Stock Option Plan and the Corporation's 1994 Non-Employee Directors' Stock Option Plan.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.  STRUCTURE OF THE PLAN

     A. The Plan shall be divided into three separate equity programs:

          -- the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          -- the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

          -- the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

     B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

     B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under such program.

IV.  ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

        (i) Employees,

          (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

     C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     D. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

V.  STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 1,648,475 shares. Such authorized share reserve is comprised of (i) the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plans as last approved by the Corporation's stockholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus (ii) an additional increase of 450,000 shares authorized by the Board subject to stockholder approval at the 1997 Annual Stockholders Meeting.

     B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 300,000 shares of Common Stock in the aggregate per the Company's fiscal year, beginning with the 1997 fiscal year.

     C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.  OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.  Exercise Price.

     1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

          (i) cash or check made payable to the Corporation,

          (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

          (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C.  Effect of Termination of Service.

     1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

          (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

          (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

          (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

          (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

     2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

          (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

          (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A.  Eligibility.  Incentive Options may only be granted to Employees.

     B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

     E. The Plan Administrator shall have full power and authority to grant one or more options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlierof (i) the expiration of the option term or
(ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     F. The Plan Administrator shall have full power and authority to grant one or more options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plans) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.  STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

          (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

          (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

          (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

          (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

          (iii) The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this

     Section V. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

          (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

I.  STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A.  Purchase Price.

     1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

     2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          (i) cash or check made payable to the Corporation, or

          (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B.  Vesting Provisions.

     1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

          (i) the Service period to be completed by the Participant or the performance objectives to be attained,

          (ii) the number of installments in which the shares are to vest,

          (iii) the interval or intervals (if any) which are to lapse between installments, and

          (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

     2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

     4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

     5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights with respect to such shares remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

     C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights with respect to such shares remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

III.  SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

I.  OPTION TERMS

     A. Grant Dates.  Option grants shall be made on the dates specified below:

     1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

     2. On the date of each Annual Stockholders Meeting beginning on the Plan Effective Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for reelection to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 3,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 3,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation prior to the Plan Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

     B.  Exercise Price.

     1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 5,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of Board service over the four (4)-year period measured from the option grant date. Each annual 3,000-share grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

     E. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

          (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. In addition, all outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full in the event of any Corporate Transaction. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. In addition, all outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full in connection with any Change in Control. Each automatic option grant so accelerated shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of the Plan shall constitute pre-approval of the exercise of such right in accordance with the terms and provisions of this Section II.C. No additional approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.  REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                 MISCELLANEOUS

I.  FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.  TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

     Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan and each of the equity incentive programs thereunder shall become effective immediately upon the approval of the Corporation's shareholders at the 1997 Annual Meeting. Options may be granted under the Plan at any time on or after the date of such shareholder approval. If such shareholder approval is not obtained, then this Plan shall not become effective, and no options shall be granted and no shares shall be issued under the Plan.

     B. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants or direct stock issuances shall be made under the Predecessor Plans after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.

     D. The Plan shall terminate upon the earliest of (i) March 4, 2007, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.  AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.  USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.  NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

     B.  Board shall mean the Corporation's Board of Directors.

     C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     D.  Code shall mean the Internal Revenue Code of 1986, as amended.

     E.  Common Stock shall mean the Corporation's common stock.

     F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean Odwalla, Inc., a California corporation, and its successors.

     H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

     I. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

     J. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     K. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     M. Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     Q.  1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     S. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

     T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     U. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     V. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently

Disabled shall mean the inability of the nonemployee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     W. Plan shall mean the Corporation's 1997 Stock Option/Stock Issuance Plan, as set forth in this document.

     X. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     Y.  Plan Effective Date shall mean [          ], the date on which the Plan
was approved by the Corporation's stockholders.

     Z. Predecessor Plans shall mean the Corporation's pre-existing 1993 Stock Option Plan, as amended through January 1996, and the Corporation's pre-existing 1994 Non-Employee Directors' Stock Option Plan, both as in effect immediately prior to the Plan Effective Date hereunder.

     AA. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

     BB. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     CC. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     DD. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     EE. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     FF. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     GG. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     HH. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     II. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     JJ. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

     KK. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

<nm,sharon w>
PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                 ODWALLA, INC.


D. Stephen C. Williamson and Jim Steichen or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of Odwalla, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders on April 16, 1997, and at any adjournments or postponements thereof.

        (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE.)


-------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

Please mark
your votes as
indicated in
this example. [X]

1. The election of all nominees listed below for the Board of Directors, as described in the Proxy Statement:

                   AUTHORIZATION
   FOR [ ]          WITHHELD [ ]

   Nominees: D. Stephen C. Williamson         Martin S. Gans
             Greg A. Sheltenpohl              Kenneth H. Ausubel
             Lauren M. Doliua, Ph.D.

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.)

   --------------------------------------------


2. Proposal to approve the implementation of the Company's 1997 Stock Incentive Plan:

   FOR [ ]          AGAINST [ ]           ABSTAIN [ ]


3. Proposal to approve an amendment to the Company's Amended and Restated
   Bylaws to increase the allowable range of the authorized number of directors from not less than five (5) nor more than seven (7) to not less than five (5) nor more than (9), with the exact number of directors to be initially fixed at five (5):

   FOR [ ]          AGAINST [ ]           ABSTAIN [ ]


4. Proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending August 31, 1997:

   FOR [ ]          AGAINST [ ]           ABSTAIN [ ]


5. Transaction of any other business which may properly come before the meeting and any adjournment or postponement thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ABOVE PROPOSALS. THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE ABOVE PROPOSALS AND, AT THE DISCRETION OF THE PERSONS NAMED AS PROXIES, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature(s)                                             Date:            , 1997
--------------------------------------------------------------------------------
(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -